Exhibit 10.7

INCREMENTAL FACILITY AMENDMENT

INCREMENTAL FACILITY AMENDMENT, dated as of August 9, 2017 (this “Incremental Facility Amendment”) to the Credit Agreement, dated as of February 26, 2016 (as amended or modified from time to time, the “Credit Agreement”), among Aspen Technology, Inc. (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), JPMORGAN CHASE BANK, N.A., as Administrative Agent and Issuing Bank and certain other Lenders acting in such capacity from time to time, as Issuing Banks.
W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;
WHEREAS, the Borrower desires to amend Schedule 3.11 of the Credit Agreement and, pursuant to Section 2.20 of the Credit Agreement, has requested an increase in the aggregate Revolving Credit Commitments under the Credit Agreement in an amount of $100,000,000;
WHEREAS, each Lender signatory to this Incremental Facility Amendment (each, an “Incremental Facility Lender”) has agreed to, among other things, provide the additional Revolving Credit Commitments in the amount set forth opposite to its name in the commitment schedule attached hereto as Schedule A (the “Incremental Commitment Schedule”; such additional Incremental Revolving Commitments set forth in the Incremental Commitment Schedule, the “Incremental Commitments”) upon the terms and subject to the conditions set forth herein;
WHEREAS, JPMorgan Chase Bank, N.A. and Silicon Valley Bank are appointed by the Borrower to act as Joint Lead Arrangers and Joint Bookrunners for the Incremental Commitments;
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
SECTION 2.    Incremental Revolving Credit Commitments.
(a)    On the Increase Effective Date (as defined below), this Incremental Facility Amendment shall constitute an increase in the Revolving Credit Commitments of the Lenders pursuant to Section 2.20 of the Credit Agreement, the Incremental Commitments shall constitute additional “Revolving Credit Commitments” and any loans made pursuant to the Incremental Commitments shall constitute “Revolving Loans” and “Loans” under the Credit Agreement.
(b)    The Incremental Commitments shall have the same terms and conditions as those of the Revolving Credit Commitments existing prior to the Increase Effective Date under the Credit Agreement. No increase of the Revolving Increase Commitments pursuant to this Incremental Facility Amendment increases the Letter of Credit Facility set forth in the Credit Agreement.
(c)    From the Increase Effective Date until the Maturity Date, all Revolving Loans shall be made in accordance with the Revolving Credit Commitments of the Lenders after giving effect to the Incremental Commitments. If any Revolving Loans are outstanding on the Increase Effective Date, the Lenders immediately after effectiveness of such Incremental Commitment shall purchase and assign at par such amounts of the Revolving Loans outstanding at such time as the Administrative Agent may require such that each Lender holds its Pro Rata Share of all Revolving Loans outstanding after giving effect to all such assignments. On the Increase Effective Date, each Incremental Facility Lender will automatically and without further act be deemed to have assumed a portion in outstanding Letters of Credit such that, after giving effect to such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations in Letters of Credit held by such Incremental Facility Lender equals its Pro Rata Shares (after giving effect to the Incremental Commitments). For the avoidance of doubt, it is understood that facility fees with respect to the Incremental Commitments shall accrue from the Increase Effective Date.
SECTION 3.    Schedule 3.11 Amendment. Schedule 3.11 to the Credit Agreement is deleted in its entirety and replaced with the Schedule attached as Schedule C hereto

SECTION 4.    Fees. The Borrower agrees to pay on the Increase Effective Date to the Administrative Agent, for the account of each Incremental Facility Lender, fees in the amounts previously communicated by the Borrower and the Arrangers to each such Incremental Facility Lender.
SECTION 5.    Amendments to Credit Agreement to Reflect the Incremental Commitments. Schedule 2.01 of the Credit Agreement is hereby replaced with the revised Revolving Credit Commitments schedule attached hereto as Schedule B.
SECTION 6.    Effectiveness of Incremental Facility Amendment. This Incremental Facility Amendment shall become effective upon satisfaction of the following conditions precedent (such date, the “Increase Effective Date”):
The Administrative Agent shall have received the following:
(a)    counterparts to this Incremental Facility Amendment duly executed by the Borrower, each other Loan Party and each Incremental Facility Lender;
(b)    a fee for the account of each Incremental Facility Lender that is a party to this Incremental Facility Amendment in accordance with Section 4 hereof;
(c)    all other fees required to be paid, and all expenses for which invoices have been presented (including the reasonable and documented fees and reasonable, documented, out-of-pocket expenses of legal counsel) required to be paid in accordance with the Loan Documents;
(d)    a certificate of the Borrower dated as of the Increase Effective Date (i) certifying and attaching the resolutions adopted by the Borrower approving or consenting to such increase, and (ii) certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in the Loan Documents are true and correct in all material respects (except for representations and warranties qualified as to materiality and Material Adverse Effect, which shall be true and correct in all respects) on and as of Increase Effective Date, as though made on and as of such date (except to the extent any such representation or warranty specifically relates to an earlier date in which case such representation and warranty shall be accurate in all material respects as of such earlier date), and (B) no event has occurred and its continuing, or would result from the Incremental Commitments, that constitutes a Default or Event of Default; and
(e)    a signed opinion, dated as of the Increase Effective Date, addressed to the Administrative Agent and the Incremental Facility Lenders from legal counsel to the Borrower covering the matters reasonably requested by the Administrative Agent.

SECTION 7.    Representations and Warranties. To induce the other parties hereto to enter into this Incremental Facility Amendment and to provide the Incremental Commitments, the Borrower and each other Loan Party hereby represents and warrants to the Administrative Agent and to each Incremental Facility Lender, as of the Increase Effective Date:
(a)    The Borrower and each other Loan Party has the power and authority, and the legal right, to make, deliver and perform this Incremental Facility Amendment, and to perform its obligations hereunder. The execution, delivery and performance by the Borrower and each other Loan Party of this Incremental Facility Amendment has been authorized by all necessary corporate or limited liability company action, and no other corporate, limited liability company or other organizational proceedings on the part of the Borrower or such other Loan Party is necessary to consummate such transactions.
(b)    This Incremental Facility Amendment has been duly executed and delivered on behalf of the Borrower and each other Loan Party. This Incremental Facility Amendment is a legal, valid and binding obligation of the Borrower and each other Loan Party, enforceable against the Borrower and each other Loan Party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and an implied covenant of good faith and fair dealing, and is in full force and effect subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
SECTION 8.    Reaffirmation.
(a)    The Borrower agrees and reaffirms all of its Obligations and the Liens and security interests granted to secure the Obligations, in each case, under the Loan Documents, shall extend to cover the Incremental Commitments and all

Loans, interest thereon and fees and expenses and the other Obligations in respect thereof pursuant to the terms of the Loan Documents.
(b)    Each Loan Party other than the Borrower agrees and reaffirms that its guarantee of all of the Obligations, and the Liens and security interests granted to secure the Obligations, in each case, under the Loan Documents, shall extend to cover the Incremental Commitments and all Loans, interest thereon and fees and expenses and the other Obligations in respect thereof pursuant to the terms of the Loan Documents.
SECTION 9.    Effect on the Credit Agreement. (a) Except as specifically amended above, the Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.
(b)    The execution, delivery and effectiveness of this Incremental Facility Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of any of the Credit Agreement.
SECTION 10.    Expenses. Subject to the terms of the Loan Documents (including, without limitation, Section 9.03 of the Credit Agreement), the Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Incremental Facility Amendment, any other documents prepared in connection herewith and the transaction contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
SECTION 11.    Governing Law. THIS INCREMENTAL FACILITY AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS INCREMENTAL FACILITY AMENDMENT, THE RELATIONSHIP OF THE PARTIES AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. EACH PARTY HERETO HEREBY AGREES TO BE BOUND BY THE JURISDICTIONAL AND SERVICE OF PROCESS PROVISIONS OF SECTION 10.14 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.
SECTION 12.    Counterparts. This Incremental Facility Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Incremental Facility Amendment, the Credit Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Incremental Facility Amendment by facsimile or email shall be effective as delivery of a manually executed counterpart of this Amendment. THIS INCREMENTAL FACILITY AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERCEDE ALL PRIOR ORAL AGREEMENTS OF THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have caused this Incremental Facility Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

ASPEN TECHNOLOGY, INC.
By:	/s/ KARL E. JOHNSEN
Name:	Karl E. Johnsen
Title:	Chief Financial Officer

ASPENTECH CANADA HOLDINGS, LLC
By:	/s/ FREDERIC G. HAMMOND
Name:	Frederic G. Hammond
Title:	Sole Manager and Secretary

[Signature Page to Incremental Facility Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and an Incremental Facility Lender
By:	/s/ DAGLAS PANCHAL
Name:	Daglas Panchal
Title:	Executive Director

[Signature Page to Incremental Facility Amendment]

SILICON VALLEY BANK, as an Incremental Facility Lender
By:	/s/ FRANK GROCCIA
Name:	Frank Groccia
Title:	Vice President

[Signature Page to Incremental Facility Amendment]

CITIBANK, N.A., as an Incremental Facility Lender
By:	/s/ RONALD HOMA
Name:	Ronald Homa
Title:	Senior Vice President, as authorized

[Signature Page to Incremental Facility Amendment]

Wells Fargo Bank, National Association, as an Incremental Facility Lender
By:	/s/ TIFFANY ORMON
Name:	Tiffany Ormon
Title:	Director

[Signature Page to Incremental Facility Amendment]

Wells Fargo Bank, N.A., London Branch, as an Incremental Facility Lender
By:	/s/ K.J. MCKNIGHT
Name:	K.J. McKnight
Title:	Director, Credit Risk

By:	/s/ GINA FLYNN
Name:	Gina Flynn
Title:	Authorized Signatory

[Signature Page to Incremental Facility Amendment]

Citizens Bank, N.A., as an Incremental Facility Lender
By:	/s/ CHRISTOPHER J. DELAURO
Name:	Christopher J. DeLauro
Title:	Vice President

[Signature Page to Incremental Facility Amendment]

TD Bank, N.A., as an Incremental Facility Lender
By:	/s/ CRAIG WELCH
Name:	Craig Welch
Title:	Senior Vice President

[Signature Page to Incremental Facility Amendment]

Schedule A
Incremental Commitment Schedule

Lender	Incremental Commitment
JPMORGAN CHASE BANK, N.A.	$20,000,000
SILICON VALLEY BANK	$20,000,000
CITIBANK, N.A.	$16,000,000
WELLS FARGO BANK, N.A. WELLS FARGO BANK, N.A. LONDON BRANCH	$16,000,000
CITIZENS BANK, N.A.	$14,000,000
TD BANK, N.A.	$14,000,000
Total	$100,0000,000

Schedule B
Commitments

Lender	Revolving Credit Commitment	Percentage
JPMorgan Chase Bank, N.A.	$70,000,000.00	20.00%
Silicon Valley Bank	$70,000,000.00	20.00%
Citibank, N.A.	$56,000,000.00	16.00%
Wells Fargo Bank, N.A. Wells Fargo Bank, N.A. London Branch	$56,000,000.00	16.00%
Citizens Bank, N.A.	$49,000,000.00	14.00%
TD Bank, N.A.	$49,000,000.00	14.00%
Total	$350,000,000	100.00%

Schedule C

Schedule 3.11
Subsidiaries

Name of Subsidiary	Jurisdiction of Organization	Ownership of Equity Interests
AspenTech Argentina S.r.l.	Argentina	95% of the Equity Interests are owned by the Borrower and the remaining 5% are owned by Aspen Technology International, Inc.
Aspen Technology Australia Pty. Ltd.	Australia	100% of the Equity Interests are owned by the Borrower.
Aspen Technology WLL	Bahrain	99% of the Equity Interests are owned by AspenTech Europe BV and the remaining 1% are owned by AspenTech Europe SA/NV.
AspenTech Europe S.A./N.V.	Belgium	95.84% of the Equity Interests are owned by the Borrower and the remaining 4.16% are owned by AspenTech Europe BV.
AspenTech Software Brazil Ltda.	Brazil	99% of the Equity Interests are owned by the Borrower and the remaining 1% are owned by Aspen Technology International, Inc.
AspenTech Canada Corporation	Canada	100% of the Equity Interests are owned by the AspenTech Canada Holdings, LLC.
Aspen Technology S.A.S.	Colombia	100% of the Equity Interests are owned by the Borrower.
Aspen Tech India Pte. Ltd.	India	15.75% of the Equity Interests are owned by the Borrower and the remaining 84.25% are owned by Aspen Technology (Asia), Inc.
Aspen Technology S.r.l.	Italy	100% of the Equity Interests are owned by the Borrower.
AspenTech Japan Co. Ltd.	Japan	100% of the Equity Interests are owned by Aspen Technology (Asia), Inc.
AspenTech Solutions Sdn. Bhd.	Malaysia	100% of the Equity Interests are owned by AspenTech Canada Corporation.
Aspen Tech de Mexico, S. de R.L. de C.V.	Mexico	99% of the Equity Interests are owned by the Borrower and the remaining 1% are owned by Aspen Technology International, Inc.
AspenTech Europe B.V.	Netherlands	100% of the Equity Interests are owned by the Borrower.
AspenTech (Beijing) Co., Ltd.	PRC	100% of the Equity Interests are owned by Aspen Technology (Asia), Inc.
AspenTech (Shanghai) Co., Ltd.	PRC	100% of the Equity Interests are owned by Aspen Technology (Asia), Inc.
Aspen Technology LLC	Russia	100% of the Equity Interests are owned by the Borrower.
AspenTech Pte. Ltd.	Singapore	100% of the Equity Interests are owned by the Borrower.
AspenTech Africa (Pty.) Ltd.	South Africa	100% of the Equity Interests are owned by the Borrower.
Aspen Technology S.L.	Spain	100% of the Equity Interests are owned by AspenTech Canada Corporation.
AspenTech (Thailand) Ltd.	Thailand	100% of the Equity Interests are owned by Aspen Technology (Asia), Inc.

AspenTech Ltd.	UK	100% of the Equity Interests are owned by the Borrower.
ATI Global Optimisation Ltd.	UK	100% of the Equity Interests are owned by the Borrower.
Hyprotech UK Ltd.	UK	100% of the Equity Interests are owned by AspenTech Ltd.
AspenTech Canada Holdings, LLC	Delaware	100% of the Equity Interests are owned by the Borrower.
AspenTech Holding Corporation	Delaware	100% of the Equity Interests are owned by the Borrower.
Aspen Technology (Asia) Inc.	Delaware	100% of the Equity Interests are owned by the Borrower.
Aspen Technology International, Inc.	Delaware	100% of the Equity Interests are owned by the Borrower.
Aspen Technology Services Corporation	Delaware	100% of the Equity Interests are owned by the Borrower.
AspenTech Software Corporation	Delaware	100% of the Equity Interests are owned by the Borrower.
AspenTech Venezuela, C.A.	Venezuela	100% of the Equity Interests are owned by the Borrower.
SolidSim Engineering GmbH	Germany	100% of the Equity Interests are owned by the AspenTech Holding Corporation.
The Fidelis Group, LLC	Texas	100% of the Equity Interests are owned by the Borrower.
Mtelligence Corporation	Delaware	100% of the Equity Interests are owned by the AspenTech Holding Corporation.

All Subsidiaries of the Borrower are Excluded Subsidiaries except for AspenTech Canada Holdings, LLC.